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                                                                    Exhibit 10.2


                  VOTING, REPURCHASE AND SHAREHOLDERS AGREEMENT

            VOTING, REPURCHASE AND SHAREHOLDERS AGREEMENT (this "Agreement"), dated as of April 1, 1997, by and among Randall's Food Markets, Inc., a Texas corporation (the "Company"), RFM Acquisition LLC, a Delaware limited liability company ("Buyer"), and each of the undersigned shareholders (individually, a "Shareholder" and collectively, the "Shareholders") of the Company.

                              W I T N E S S E T H :

            WHEREAS, concurrently with the execution and delivery of this Agreement, Buyer, the Company and Robert R. Onstead have entered into a Subscription Agreement dated as of the date hereof (as such agreement may be amended from time to time, the "Subscription Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement) which contemplates certain transactions (the "Transactions"), including (i) the Company's issuance to Buyer of 18,579,686 newly-issued shares of Common Stock and an option to purchase 3,606,881 shares of Common Stock (the "Purchase"), (ii) the Company's incurrence of indebtedness and the making of the Debt Prepayment and the Preferred Stock Redemption, and (iii) the Company's repurchase of up to 1,104,336 shares of Common Stock from the Company's Employee Stock Ownership Plan (the "ESOP"), up to 200,435 Putable Shares and up to 4,280,415 Non-ESOP Shares pursuant to a tender offer (the "Tender Offer") (provided that the numbers of shares referenced in this clause (iii) shall be subject to reduction pursuant to Section 5.06(c) of the Subscription Agreement) and, if fewer than 4,280,415 Non-ESOP Shares (as such number may be reduced pursuant to Section 5.06(c) of the Subscription Agreement) shall be purchased in the Tender Offer, the Company's repurchase of the balance of such 4,280,415 Non-ESOP Shares pursuant to the conditional repurchase commitment of certain Shareholders contained in this Agreement;

            WHEREAS, each Shareholder desires to take certain actions to support the Transactions and agrees to refrain from taking certain actions that are inconsistent with the Transactions;

            WHEREAS, the Shareholders listed on Schedule A (the "Schedule A Shareholders") have agreed to sell, or cause to be sold, up to the number of shares of Common Stock set forth opposite each such Shareholder's name on Schedule A on the Closing Date to the extent the Company shall acquire less than 4,280,415 Non-ESOP Shares (the "Repurchase Target") pursuant to the Tender Offer;

            WHEREAS, the Shareholders and Buyer desire to make
certain arrangements regarding the composition of the Board of
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                                                                               2


Directors of the Company following the Closing and the post- Closing transfer of shares of Common Stock;

            WHEREAS, prior to the date hereof, the Board of Directors of the Company has approved this Agreement; and

            WHEREAS, it is a condition and inducement to Buyer's willingness to enter into the Subscription Agreement that the Shareholders execute and deliver this Agreement.

            NOW, THEREFORE, in consideration of the representations, warranties and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

            SECTION 1.01. Representations and Warranties of the Shareholders. Each Shareholder hereby severally represents and warrants to Buyer as follows:

            (a) Ownership of Common Stock. Such Shareholder is either (i) the record holder and beneficial owner of, (ii) trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "Trustee") of, (iii) executor of an estate that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such executor, an "Executor") of, (iv) director of a foundation that is the record holder (such director, a "Foundation Director") of, or (v) the beneficial owner but not the record holder of, the number of shares of Common Stock as set forth opposite such Shareholder's name on Schedule B (the "Existing Shares", and together with any shares of Common Stock acquired by such Shareholder in any such capacities after the date hereof and prior to the termination of this Agreement, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, the "Shares"). On the date hereof, the Existing Shares set forth opposite such Shareholder's name on Schedule B constitute all of the shares of Common Stock owned of record or beneficially by such Shareholder. Except as set forth on Schedule D, such Shareholder has sole power of disposition with respect to all of the Existing Shares set forth opposite such Shareholder's name on Schedule B, with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

            (b) Power; Binding Agreement. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such
Shareholder's obligations under this Agreement. This
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                                                                               3


Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). There is no beneficiary of or holder of a voting trust certificate or other interest of any trust of which a Shareholder is a Trustee, any estate in respect of which a Shareholder is an Executor or any Foundation of which a Shareholder is a Foundation Director whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If such Shareholder is married and such Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse, enforceable against such person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

            (c) No Conflicts. (i) No filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution or delivery of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby and
(ii) none of the execution or delivery of this Agreement by such Shareholder, the consummation of the transactions contemplated hereby nor compliance by such Shareholder with any of the terms hereof shall (1) conflict with or result in any breach of any applicable trust, estate, foundation or other organizational documents applicable to such Shareholder, (2) conflict with or result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give rise to a right of termination, amendment or acceleration under, any of the provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets may be bound, including any trust agreement, will, testamentary document, voting agreement, shareholders agreement, voting trust or other agreement, or (3) conflict with or result in a violation of any Governmental Order applicable to such Shareholder or any of such Shareholder's properties or assets.

            (d) No Liens. Except as set forth on Schedule D, such Shareholder's Shares and the certificates representing such Shares are now and at all times during the term hereof shall be held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims,
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                                                                               4


security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

            (e) Information Supplied. None of the information specifically supplied or to be supplied by such Shareholder with respect to such Shareholder for inclusion in the Proxy/Tender Offer Statement will, as of the date it is first mailed to the Common Shareholders, at the time of the Shareholders Meeting or at the time any Shares are purchased pursuant to the Tender Offer or the conditional repurchase commitment of the Schedule A Shareholders hereunder, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) No Brokers. No broker, investment banker, financial advisor or other Person is entitled to any brokerage, finder's, financial advisor's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

            (g) Reliance by Buyer. Such Shareholder understands and acknowledges that Buyer is entering into the Subscription Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

            SECTION 1.02. Representations and Warranties of Buyer. Buyer hereby represents and warrants to the Shareholders as follows:

            (a) Power, Binding Agreement. Buyer is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into this Agreement and perform all of its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

            (b) No Conflicts. Except for the filings required under the HSR Act,
(i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution or delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby and (ii) none of the execution or delivery of this Agreement by Buyer, the consummation of the transactions contemplated hereby nor compliance by Buyer with any
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                                                                               5


of the terms hereof shall (1) conflict with or result in any breach of the organizational documents of Buyer, (2) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give rise to a right of termination, amendment or acceleration under, any of the provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, or other instrument or obligation of any kind to which Buyer is a party or by which Buyer or any of its properties or assets may be bound or (3) conflict with or result in a violation of any Governmental Order applicable to Buyer or to any of Buyer's property or assets.

                                   ARTICLE II

                              PRE-CLOSING COVENANTS

            SECTION 2.01. Voting. Each Shareholder hereby severally agrees that, from the date hereof until the Article II Termination Date (as defined in
Section 6.01), at any meeting of the Common Shareholders, however called, or in connection with any written consent of the Common Shareholders, such Shareholder shall vote (or cause to be voted) the Shares held of record or beneficially by such Shareholder (a) in favor of the Transactions, including the Amendment, the Purchase, the execution and delivery by the Company of the Subscription
Agreement and the approval of the terms thereof and each of the other actions contemplated by the Subscription Agreement and this Agreement and any actions required in furtherance thereof and hereof; (b) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Subscription Agreement or this Agreement; and (c) except as specifically requested in writing by Buyer in advance, against the following actions (other than the Transactions and other than as contemplated by the Subscription Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of the Subsidiaries; (ii) a sale, lease or transfer of a material amount of assets of the Company or any of the Subsidiaries or a reorganization, recapitalization, dissolution or liquidation of the Company or any of the Subsidiaries; (iii) any change in the majority of the Board of Directors of the Company; (iv) any material change in the present capitalization of the Company or any amendment of the Company's articles of incorporation; (v) any other material change in the Company's corporate structure or business; or (vi) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Transactions or the transactions contemplated by the Subscription Agreement or the contemplated economic benefits of any of the foregoing. No Shareholder shall enter into any agreement or understanding with any Person to vote
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                                                                               6

or give instructions in any manner inconsistent with this Section.

            SECTION 2.02. PROXY. EACH SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS, BUYER AND ANY PARTNER OR MEMBER OF BUYER, IN THEIR RESPECTIVE CAPACITIES AS REPRESENTATIVES OF BUYER, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF BUYER, AND ANY OTHER DESIGNEE OF BUYER, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER'S IRREVOCABLE (UNTIL THE ARTICLE II TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN SECTION 2.01 ABOVE. EACH SHAREHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE ARTICLE II TERMINATION DATE) AND COUPLED WITH AN INTEREST AND SHALL TAKE SUCH FURTHER ACTION AND EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH SHAREHOLDER WITH RESPECT TO SUCH SHAREHOLDER'S SHARES.

            SECTION 2.03. Voting Arrangements. Each Shareholder hereby severally agrees that, from the date hereof until the Article II Termination Date, except pursuant to this Agreement, such Shareholder shall not deposit any Shares into a voting trust, enter into any voting agreement with respect to any Shares or grant any proxies with respect to any Shares, other than proxies to vote Shares at any annual or special meeting of the Common Shareholders on matters unrelated to the matters set forth herein.

            SECTION 2.04. No Dispositions. Each Shareholder hereby severally agrees that, from the date hereof until the Article II Termination Date, such Shareholder shall not, except pursuant to the Subscription Agreement or this Agreement, sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of, any of or any interest in any of the Shares. Notwithstanding the foregoing, (i) R. Randall Onstead, Jr. hereby agrees not to sell in the Tender Offer any shares held of record by him other than the 8,545 Restricted Shares held of record by him and (ii) each of John N. Frewin, Norman P. Frewin and Rosemary Frewin Gambino may sell those Shares set forth next to such Shareholder's name on Schedule 3.03(c) to the Subscription Agreement but only pursuant to the provisions of the agreement referenced next to such Shareholder's name on such Schedule.

            SECTION 2.05. No Solicitation. Each Shareholder hereby severally agrees that, from the date hereof until the Article II Termination Date, such Shareholder shall not (whether directly or indirectly through advisors, agents or other intermediaries), nor shall it authorize or permit any of its partners, affiliates, employees, agents, investment bankers, attorneys, financial advisors or other representatives, to (a) solicit, initiate or take any action knowingly to facilitate the
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                                                                               7


submission of inquiries, proposals or offers from any Person relating to a Transaction Proposal, or (b) enter into or participate in any discussions or negotiations regarding the foregoing, or furnish to any other Person any information with respect to its business, properties or assets or any of the foregoing, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing; provided, however, that, notwithstanding any other provision of this Agreement, if such Shareholder is a director of the Company, such Shareholder may take any action, including casting a vote or signing a written consent, in such Person's capacity as a director that the Board of Directors of the Company would be permitted to take in accordance with the Subscription Agreement. Each Shareholder shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

                                   ARTICLE III

                             CONDITIONAL REPURCHASE

            SECTION 3.01. Conditional Agreement to Sell Shares. (a) Except as otherwise provided in Section 3.01(b), each Schedule A Shareholder hereby severally agrees to sell to the Company, and the Company hereby agrees to purchase from such Schedule A Shareholder, on the Closing Date up to that number of Shares set forth opposite such Shareholder's name on Schedule A (with respect to each Schedule A Shareholder, the "Committed Shares"). The Company shall purchase Committed Shares from the Schedule A Shareholders and the Schedule A Shareholders shall sell Committed Shares to the Company only if the number of Non- ESOP Shares purchased by the Company pursuant to the Tender Offer (the "Tendered Shares") shall be less than the Repurchase Target. In such circumstances, the Schedule A Shareholders shall sell to the Company an aggregate number of shares of Common Stock equal to the difference between the Repurchase Target and the Tendered Shares, subject to reduction to avoid the sale of fractional shares as described in the following sentence (the "Sold Shares"). Each Schedule A Shareholder shall participate in such sale on a pro rata basis, based on such Shareholder's number of Committed Shares (for each Schedule A Shareholder, rounded down to the nearest whole share).

            (b) Notwithstanding anything to the contrary contained in Section 3.01(a), with respect to any Schedule A Shareholder, such Shareholder shall have the right to cause any other holder or holders of Common Stock (other than R. Randall Onstead, Jr. or any other officer or employee of the Company) to sell shares of Common Stock to the Company to satisfy, in whole or in part, such Schedule A Shareholder's obligation hereunder to sell such Shareholder's Committed Shares to the Company (any such holder, a
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                                                                               8


"Designee"). Each Schedule A Shareholder may exercise this right by delivering the following documents to the Company and Buyer no later than the 10th Business Day prior to the consummation of the Tender Offer: (i) an irrevocable written notice which shall disclose the name of each Designee who such Schedule A Shareholder intends to cause to sell shares of Common Stock to the Company and the number of shares which each such Designee shall sell and (ii) an agreement of each such Designee to be bound by the provisions of this Agreement (including the representations and warranties contained in Section 1.01) as if such Designee were a Schedule A Shareholder hereunder, and (iii) an acknowledgement by the Schedule A Shareholder that, notwithstanding the delivery of any such notice or anything to the contrary contained in this Section 3.01(b), such Schedule A Shareholder remains obligated to sell Committed Shares hereunder to the extent any Designee of such Schedule A Shareholder shall fail to sell, in accordance with the terms of this Agreement, the number of shares of Common Stock indicated next to such Designee's name in the notice. Any notice, agreement or acknowledgement delivered pursuant to this Section shall be in form and substance satisfactory to the Company and Buyer.

            SECTION 3.02. Purchase Price and Payment. In consideration for the Sold Shares, and subject to the terms and conditions of this Agreement, at the Closing, each Schedule A Shareholder shall receive $16 per share in cash, payable by the Company by check to the order of such Shareholder. In consideration for such payment, at the Closing, each Schedule A Shareholder shall deliver to the Company a certificate or certificates representing all of such Schedule A Shareholder's Sold Shares together with stock powers duly executed and endorsed in blank, in form satisfactory to the Company and with all required stock transfer stamps affixed. The Company shall issue a new stock certificate to any Schedule A Shareholder to the extent such Shareholder's Sold Shares represent only a portion of the shares of Common Stock covered by any stock certificated delivered by such Shareholder pursuant to the preceding sentence.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

            SECTION 4.01. Certain Directors. During the term of this Agreement, at any meeting of the Common Shareholders, however called, or in connection with any written consent of the Common Shareholders, the Shareholders and Buyer shall use their reasonable efforts to have nominated to the Board of Directors of the Company and shall vote (or cause to be voted) all the shares of Common Stock held of record or beneficially by them (a) in favor of the election of all persons whom Buyer chooses to nominate to the Board of Directors of the Company,
(b) in favor of the election of Robert R. Onstead to the Board of Directors of the Company for so long as he continues to hold 10% of the issued and outstanding shares of Common Stock and is able to carry out
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                                                                               9


the normal duties of a director, and (c) in favor of the election of R. Randall Onstead, Jr. to the Board of Directors of the Company for so long as he remains an executive officer of the Company and is able to carry out the normal duties of a director. At any time that the conditions relating to Robert R. Onstead or
R. Randall Onstead, Jr. contained in clauses (b) and (c), respectively, of the preceding sentence shall cease to be satisfied, such Shareholder agrees to resign from the Board of Directors of the Company. In addition, Buyer agrees to evaluate on a year-to-year basis whether it desires to have Jack W. Evans nominated to the Board of Directors of the Company and whether it desires to vote the shares of Common Stock held of record or beneficially by it in favor of the election of Jack W. Evans to the Board of Directors of the Company, and however Buyer so determines the Shareholders agree to act and vote (or cause to be voted) their Shares in a manner consistent with Buyer's decision. The parties acknowledge that the rights of Robert R. Onstead, R. Randall Onstead, Jr. and Jack W. Evans to serve as directors are personal to such individuals and may not be assigned or succeeded to by any other Person, provided, however, that upon the death or incapacity of Robert R. Onstead the executor of his estate or his guardian, as the case may be, shall have the right to appoint an individual to succeed to Robert R. Onstead's rights under this Section, but only (i) if such individual is reasonably acceptable to Buyer, (ii) for so long as such estate or Robert R. Onstead, as the case may be, shall continue to hold 10% of the issued and outstanding shares of Common Stock, and (iii) if such executor or guardian shall have agreed in writing to be bound by the terms of this Agreement as if it were a "Shareholder" hereunder. The parties hereto shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with this Section.

                                    ARTICLE V

                         POST-CLOSING TRANSFER OF SHARES

            SECTION 5.01. General. (a) Restriction on Transfer. From and after the Closing, each Shareholder hereby severally agrees that such Shareholder shall not sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of, any of or any interest in any of the Shares during the term of this Agreement, except for (i) a transfer made pursuant to this Agreement, (ii) a transfer upon the death or permanent disability of a Shareholder to such Shareholder's executors, administrators, testamentary trustees, legatees or beneficiaries, (iii) a transfer by a Shareholder made in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only such Shareholder, his or her spouse or lineal descendants; (iv) a bona fide pledge or pledges to a financial
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                                                                              10


institution of, in the aggregate, not more than the lesser of 125,000 Shares and 25% of the Shares held by a Shareholder, (v) a transfer upon the death of a Shareholder by such Shareholder's executors, administrators or testamentary trustees (a "Shareholder's Representatives") to pay estate and similar taxes and costs; provided, that prior to any transfer described in clause (v) above, the Shareholder's Representatives shall have offered Buyer the right of first refusal described in Section 5.01(c); and provided, further, in no event shall any transfer under any clause of this Section 5.01 be made to any Person who has a right to require the transferred Shares to be repurchased by the Company, either immediately or upon the happening of any contingency; and provided, further, that prior to any transfer or pledge described in clause (ii), (iii),
(iv) or (v) above, the applicable transferee or pledgee shall have agreed in writing to be bound by the terms of this Agreement as if such transferee were a "Shareholder" hereunder and shall have acknowledged in writing that such transferee or pledgee is not a Person who has any rights described in the immediately preceding proviso. Notwithstanding the foregoing, each of John N. Frewin, Norman P. Frewin and Rosemary Frewin Gambino may sell those Shares set forth next to such Shareholder's name on Schedule 3.03(c) to the Subscription Agreement but only pursuant to the provisions of the agreement referenced next to such Shareholder's name on such Schedule. No transfer of any Shares in violation hereof shall be made or recorded on the books of the Company and any such transfer shall be void and of no effect.

            (b) Permanent Disability. For purposes of this Agreement, a Shareholder shall be deemed to have a "permanent disability" if such Shareholder is unable to engage in the activities required by such Shareholder's job by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

            (c) Right of First Refusal. Prior to effecting any transaction described in clause (v) of Section 5.01(a), a Shareholder's Representatives
shall cause any bona fide offer to purchase any or all of the Shares held by the Shareholder's Representatives (an "Offer") received by the Shareholder's Representatives and which the Shareholder's Representatives wish to accept to be reduced to writing, and the Shareholder's Representatives shall notify Buyer in writing that the Shareholder's Representatives wish to accept the Offer. The notice shall contain an irrevocable offer to sell such Shares to Buyer or its designee (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer, and shall be accompanied by a true copy of the Offer (which shall identify the third party who has made the Offer (the "Offeror")). At any time within 30 days after the date of the receipt by Buyer of such notice, Buyer shall have the right and option to purchase, or to arrange for a
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                                                                              11


third party (including the Company) to purchase, all of the Shares covered by the Offer either (i) at the same price and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then at the sole option of Buyer, at the equivalent all cash price, determined in good faith by a duly authorized compensation committee of the Board of Directors of the Company, by delivering a certified or bank check in the appropriate amount to the Shareholder's Representatives against delivery of certificates representing the Shares so purchased, appropriately endorsed by the Shareholder's Representatives. If at the end of such 30 day period, Buyer or such third party has not tendered the purchase price for such Shares in the manner set forth above, the Shareholder's Representatives may during the succeeding 30 day period sell not less than all of the Shares covered by the Offer to the Offeror at a price and on terms no less favorable to such Shareholder's Representatives than those contained in the Offer. Promptly after such sale, such Shareholder's Representatives shall notify Buyer of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by Buyer. If, at the end of 30 days following the expiration of the 30 day period for Buyer to purchase such Shares, such Shareholder's Representatives have not completed the sale of such Shares as aforesaid, all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such Shares.

            (d) Other Sales to Buyer. Notwithstanding anything to the contrary contained in Section 5.01(c) and notwithstanding the absence of an Offer, the parties hereto acknowledge that any Shareholder's Representatives may approach Buyer at any time regarding the sale of Shares held by such Shareholder's Representatives to Buyer or its designee, provided that Buyer shall have no obligation to purchase such Shares.

            SECTION 5.02. (a) "Tag-Along" Right With Respect to Private Sales by KKR Holders. (i) Private Sales of Shares by KKR Holders. Subject to the last sentence of Section 5.03(a), with respect to any proposed Private Sale (as defined in Section 5.04) of any Buyer Shares by a KKR Holder during the term of this Agreement to a Person (a "Proposed Purchaser"), other than pursuant to an Exempt Transaction (as defined in Section 5.04), each Shareholder shall have the right and option, but not the obligation, to participate in such sale, on the same terms and subject to the same conditions as the sale by the KKR Holder (as defined in Section 5.04), for the number of Shares owned by such Shareholder equalling the number derived by multiplying the total number of Buyer Shares (as defined in Section 5.04) which the KKR Holder proposes to sell (the "Proposed Number of Shares") by a fraction, the numerator of which is the total number of Shares held by such Shareholder and the denominator of which is the sum of (A) the total number of Shares held by such Shareholder, (B) the total number of Buyer Shares, and (C) the total number of
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                                                                              12


shares of Common Stock (determined on a fully diluted basis) owned by other Persons entitled to the benefits of "tag-along" rights (including under this Agreement) arising as a result of such sale.

            (ii) Notices. The KKR Holder shall notify, or cause to be notified, each Shareholder in writing of each proposed Private Sale that is subject to
Section 5.02(a)(i) above. Such notice shall set forth: (1) the Proposed Number of Shares, (2) the name and address of the Proposed Purchaser, (3) the proposed amount of consideration, the material terms and conditions of such sale (and if the proposed consideration is not cash, the notice shall describe the terms of the proposed consideration) and the proposed closing date of such sale, (4) the total number of Buyer Shares and the total number of shares of Common Stock (determined on a fully diluted basis) owned by Persons entitled to the benefits of any other "tag-along" rights arising as a result of such sale and (5) an indication that the Proposed Purchaser has been informed of the "tag-along" right provided for in this Section 5.02 and has agreed to purchase Shares held by such Shareholder in accordance with the terms hereof. The "tag- along" right may be exercised by such Shareholder by delivery of a written notice from such Shareholder to the KKR Holder (the "Tag-Along Notice") within 10 days following receipt of the notice specified in the preceding sentence. The Tag-Along Notice shall state the number of Shares that such Shareholder proposes to include in such Private Sale to the Proposed Purchaser. If such Shareholder delivers a Tag-Along Notice to the KKR Holder, such Shareholder shall (1) prior to the closing of any such sale, execute and deliver (or cause to be executed and delivered) any purchase agreement or other documentation required by the Proposed Purchaser to consummate the sale (including all legal opinions, cross-receipts and certificates), which purchase agreement and other documentation shall be on terms no less favorable in respect of any material term to such Shareholder than those executed by the KKR Holder and (2) at the closing of any such sale, deliver to the Proposed Purchaser the certificate or certificates representing the Shares to be sold pursuant to such sale by such Shareholders, duly endorsed for transfer with signatures guaranteed, against receipt of the purchase price thereof.

            (iii) Number of Shares to be Sold. If a Tag-Along Notice is received pursuant to Section 5.02(a)(ii), each Shareholder shall be permitted to sell to the Proposed Purchaser up to the number of Shares determined as set forth in
Section 5.02(a)(i) above (with respect to each Shareholder, the "Proposed Shares"), and the KKR Holder shall be permitted to sell to the Proposed Purchaser up to a number of shares of Common Stock (the "Proposed Buyer Shares") equal to the Proposed Number of Shares less the aggregate number of Proposed Shares and all other shares of Common Stock being sold to such Proposed Purchaser in such transaction pursuant to tag-along rights arising as a result of such sale; provided, that the KKR Holder shall have the right to sell a number of additional shares of Common Stock up to the excess of the Proposed Number of Shares over the number of Proposed Buyer Shares, if the Proposed Purchaser wishes to purchase such additional shares. If no Tag-Along Notice is received by the KKR Holder pursuant to Section 5.02(a)(ii), such KKR Holder shall have the right for a 120-day period to sell to the Proposed Purchaser up to the Proposed Number of Shares on terms and conditions no more favorable in any material respect to the KKR Holder than those stated in the Tag-Along Notice.

            (b) "Tag-Along" Right With Respect to Public Sales by KKR Holders.
(i) Public Sales of Shares by KKR Holders. Subject to the last sentence of
Section 5.03(a), with respect to any proposed sale of any Buyer Shares by a KKR Holder during the term of this Agreement in a Public Offering, each Shareholder shall have the right and option, but not the obligation, to participate in such Public Offering on the same terms and subject to the same conditions as the sale by the KKR Holder, for the number of Shares owned by such Shareholder as determined pursuant to Section 5.02(b)(iii) below.

            (ii) Notices. The KKR Holder shall notify, or cause to be notified, each Shareholder in writing of each proposed Public Offering that is subject to
Section 5.02(b)(i) above (a "Proposed Registration"). Such notice may be given before the filing of such registration statement and need not specify any price or other terms or conditions of such sale. If within 5 days of the delivery of such notice to such Shareholder, the KKR Holder receives from such Shareholder a written request (a "Request"), which Request shall be irrevocable, to register Shares held by such Shareholder (a "Requesting Shareholder"), Shares shall be so registered as and to the extent provided in this Section 5.02(b) if Buyer Shares are so registered. If a Requesting Shareholder delivers a Request to the KKR Holder, such Requesting Shareholder shall participate in such Public Offering, if any, at the same price and on the same terms and conditions as the KKR Holder, which price and other terms and conditions shall be determined on behalf of the KKR Holder and such Requesting Shareholder by the KKR Holder in its sole discretion. Nothing in this Agreement shall create any obligation on the part of the KKR Holder to cause a registration statement to become effective under the Securities Act or to consummate a Public Offering.

            (iii) Number of Shares to be Sold. The maximum number of Shares which shall be registered pursuant to a Request shall equal the number derived by multiplying the total number of Shares held by a Requesting Shareholder by a fraction, the numerator of which is the total number of Buyer Shares which the KKR Holder proposes to sell in the Public Offering and the denominator of which is the total number of Buyer Shares; provided, that in the event that the aggregate number of shares of Common Stock to be sold in any Public Offering is increased or decreased (including any decrease resulting from the advice of the managing underwriter in an underwritten offering that, in its opinion, the number of Buyer Shares which the KKR Holder proposes to sell in the Public Offering plus the aggregate number of Shares subject to Requests by the Shareholders would be likely to have an adverse effect on the price, timing or distribution of the shares of Common Stock offered in such Public Offering), then the number of Shares which such Requesting Shareholder shall sell in such Public Offering shall be increased or decreased by the product of (i) the number of shares of Common Stock by which the total number of shares of Common Stock in such Public Offering is increased or decreased and (ii) a fraction the numerator of which equals the number of Shares subject to the Request of such Requesting Shareholder and the denominator of which is the total number of shares of Common Stock originally to be so registered.

            (iv) Upon delivery of a Request, each Requesting Shareholder will, if requested by the KKR Holder, execute and deliver to the KKR Holder a custody agreement and power of attorney in form and substance reasonably satisfactory to the KKR Holder with respect to the Shares to be registered pursuant to this
Section 5.02(b) (a "Custody Agreement and Power of Attorney"). The custodian and attorney-in-fact under the Custody Agreement and Power of Attorney shall be the KKR Holder or its designee. The Custody Agreement and Power of Attorney shall provide, among other things, that such Shareholder shall deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Shares (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as such Requesting Shareholder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Shareholder's behalf with respect to the matters specified therein (including executing an underwriting agreement and cross-receipts).

            (v) Each Shareholder agrees that, if such Shareholder shall be a Requesting Shareholder, such Shareholder shall execute and deliver or cause to be executed and delivered such other agreements and other documents (such as legal opinions, cross- receipts and certificates) as the KKR Holder itself is delivering or as the KKR Holder may otherwise reasonably request to implement the provision of this Section 5.02(b).

            (vi) Each Requesting Shareholder shall bear a proportionate amount of the expenses (including filing fees, underwriting discounts and commissions and attorneys and accountants fees) relating to such Public Offering (based on the relative number of Shares of such Shareholder which are covered by the applicable registration statement relative to the total number of shares covered by such registration statement).

            (vii)  If a Proposed Registration involves an
underwritten offering, the investment banker(s), underwriter(s) and manager(s) for such Public Offering shall be selected by the KKR Holder.

            SECTION 5.03. "Drag-Along" Right With Respect to the Shares. (a) Sales by KKR Holders. In the event that the KKR Holder determines, during the term of this Agreement, to transfer either (i) at least 35% of the shares of Common Stock (including shares subject to the Option in the event that the Option is to be transferred) then outstanding on a fully diluted basis at the time of such transfer or (ii) at least 15% of the shares of Common Stock (including shares subject to the Option in the event that the Option is to be transferred) then outstanding on a fully diluted basis at the time of such transfer (provided that such percentage set forth in this clause (ii) equals 100% of the Buyer Shares at the time of such transfer) to a Proposed Purchaser in a Private Sale, other than in an Exempt Transaction (a "Drag-Along Sale"), then upon the request of the KKR Holder, each Shareholder shall transfer to such Proposed Purchaser, at the same price and upon the same terms and conditions in respect of any material term as such transfer by the KKR Holder, the percentage of Shares held by such Shareholder that equals the percentage of shares to be transferred by the KKR Holder (including shares subject to the Option in the event that the Option is to be transferred) relative to the number of Buyer Shares. In the event that both Sections 5.02 and 5.03 hereto apply to a single transaction, the "drag-along" rights set forth in this Section 5.03 shall have priority over the "tag-along" rights set forth in Section 5.02 above, and the "tag-along" rights set forth in Section 5.02 shall not become exercisable by such Shareholder unless the KKR Holder shall have determined not to exercise its rights under this Section 5.03.

            (b) Notice. Prior to making any Drag-Along Sale, the KKR Holder shall, if it determines in its sole discretion that the Shareholders should participate in such transfer, provide each Shareholder with written notice (the "Drag-Along Notice") not less than 5 Business Days prior to the proposed date of the Drag-Along Sale (the "Drag-Along Sale Date"). The Drag-Along Notice shall set forth: (i) the name and address of the Proposed Purchaser; (ii) the proposed amount and form of consideration to be paid per share of Common Stock and the material terms and conditions of the transfer; (iii) the Drag-Along Sale Date and the date upon which such Shareholder shall deliver to the KKR Holder the certificates representing the Shares held by such Shareholder, duly endorsed, and the power of attorney referred to below; and (iv) an indication that the Proposed Purchaser has been informed of the Drag-Along Sale rights and has agreed to acquire all of the Shares held by such Shareholder. Each Shareholder shall (i) prior to the closing of any such transfer, execute any purchase agreement or other documentation required by the Proposed Purchaser to consummate the transfer, which purchase agreement and other documentation shall be on terms no less favorable in respect of any material term to such Shareholder than those executed by the KKR Holder, and (ii) at the closing of any such transfer, deliver to the Proposed Purchaser the certificate or certificates representing the Shares held by such Shareholder, duly endorsed for transfer with signatures guaranteed, against receipt of the purchase price thereof.

            (c) Transaction Agreements. In the event that the KKR Holder owns at least 15% of the shares of Common Stock (including shares subject to the Option) then outstanding on a fully diluted basis and has signed an agreement, with respect to all such Buyer Shares, to vote in favor of or tender in connection with a business combination transaction entered into by the Company (a "Transaction Agreement"), then, upon the request of the KKR Holder, each Shareholder shall execute a Transaction Agreement with the same terms and conditions in all material respects as the Transaction Agreement signed by the KKR Holder. Prior to entering into a Transaction Agreement, the KKR Holder shall, if it determines in its sole discretion that such Shareholder should execute a Transaction Agreement, provide such Shareholder with written notice (the "Transaction Agreement Notice") not less than 5 Business Days prior to the proposed date of the execution of the Transaction Agreement (the "Transaction Agreement Date"). The Transaction Agreement Notice shall set forth: (i) the name and address of the counter-parties to the Transaction Agreement; (ii) the proposed form of Transaction Agreement; and (iii) the material terms and conditions of the business combination with the Company to which the Transaction Agreement relates. Each Shareholder shall, at the signing and closing of such Transaction Agreement, execute and deliver all other documentation required by such Transaction Agreement, which documents shall be on terms no less favorable in respect of any material term to such Shareholder than those executed by the KKR Holder.

            (d) Effect of Drag-Along Sale. If the Shareholders receive their proportionate share of the purchase price from a Drag-Along Sale, but have failed to deliver certificates representing their Shares as described in this
Section 5.03, they shall for all purposes be deemed no longer to be Common Shareholders, shall have no voting rights, shall not be entitled to any dividends or other distributions with respect to the Common Stock held by them, and shall have no other rights or privileges granted to shareholders under law or this Agreement.

            SECTION 5.04. Certain Definitions. For purposes of this Agreement, the term:

            (a) "Buyer Shares" shall mean the sum of the shares of Common Stock acquired by Buyer pursuant to the Subscription Agreement or on exercise of the Option plus the shares of Common Stock that Buyer has the right to acquire pursuant to the Option.

            (b) "Exempt Transaction" shall mean (i) sales by Buyer to any Affiliate of Buyer, (ii) sales by any Affiliate of Buyer to another Affiliate of Buyer or to Buyer and (iii) transfers by Buyer and its respective Affiliates to its partners or members

(and any subsequent sales by such partners or members) in the form of dividends or distributions (whether upon liquidation or otherwise); provided, that prior to any transfer described in clauses (i) and (ii) above, the applicable transferee shall have agreed in writing to be bound by the terms of this Agreement as if such transferee were "Buyer" hereunder; and provided, further, that prior to any transfer described in clause (iii) above, if the transferee is an Affiliate of KKR, such transferee shall have agreed in writing to be bound by the provisions of this Agreement as if such transferee were "Buyer" hereunder.

            (c) "KKR Holder" shall mean Buyer and any Person to whom a KKR Holder transfers shares of Common Stock which Person is required by this Agreement to be bound by the provisions of this Agreement.

            (d) "Private Sale" shall mean any sale of shares of Common Stock other than a sale made in a Public Offering.

            (e) "Public Offering" shall mean any sale of shares of Common Stock made in a public distribution pursuant to an effective registration statement under the Securities Act.

                                   ARTICLE VI

                                  MISCELLANEOUS

            SECTION 6.01. Termination. Except with respect to the provisions contained in Article I, Article II and Article VI, this Agreement shall terminate (a) if prior to the Closing, upon the termination of the Subscription Agreement and (b) if subsequent to the Closing, at such time as Buyer and its Affiliates no longer own at least 10% of the shares of Common Stock (including shares subject to the Option) then outstanding on a fully diluted basis. The provisions contained in Article II hereof shall terminate upon the earlier to occur of (a) the Closing and (b) the two-year anniversary of the termination of the Subscription Agreement (the "Article II Termination Date"). The provisions contained in Section 6.02 shall terminate (a) if prior to the Closing, upon the termination of the Subscription Agreement and (b) if subsequent to the Closing, the two-year anniversary of the date on which Buyer shall no longer own at least 10% of the shares of Common Stock (including shares subject to the Option) then outstanding on a fully diluted basis. The provisions contained in Article I and
Article VI (other than Section 6.02) shall survive any of the termination events described in this Section.

            SECTION 6.02.  Covenant Not to Compete.  Each
Shareholder whose name is set forth on Schedule C (the "Schedule
C Shareholders") hereby severally agrees that for the period commencing on the date hereof and (i) in the case of Robert R.
Onstead and R. Randall Onstead, Jr., ending on the later of the five-year anniversary of the Closing and the two-year anniversary of the date such Shareholder shall cease to be employed by the Company, (ii) in the case of Ann Onstead Hill and Mary Onstead, ending on the five-year anniversary of the Closing and (iii) in the case of all other Schedule C Shareholders, the two-year anniversary of the date such Shareholder shall cease to be employed by the Company (the "Non-Compete Period"), such Shareholder shall not, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of, or be connected in any manner with (including as a consultant), any business which shall be engaged in the retail selling of food, beverages or other products under the names "Randall's", "Tom Thumb" or "Simon David", or under any other name which uses any of the foregoing names as a component or which is (or includes a component which is) confusingly similar to any such names (the "Trade Names"), in the United States. In addition to the foregoing, each of the Schedule C Shareholders hereby severally agrees that during the Non-Compete Period, such Shareholder shall not, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of, or be connected in any manner with (including as a consultant), any business which shall be engaged in the retail selling of food, beverages or other related products under any name, including the Trade Names, in Texas, provided, that (i) unless such business shall own, lease or operate a Supercenter (as defined below), the retail selling of food, beverages or other related products shall be the primary business of such business and (ii) this sentence shall not be applicable to restaurant or catering businesses. For purposes hereof, "Supercenter" shall mean any store of at least 50,000 square feet at which general merchandise as well as groceries are sold at retail. For illustrative purposes only, Wal-Mart Supercenters and Super Kmart Centers are examples of Supercenters. In the event that this covenant not to compete is held by any court of competent jurisdiction to be unenforceable because it is too extensive in scope or time or territory, it shall be deemed to be and shall be amended without any further act by the parties hereto to conform to the scope and period of time and geographical area which would permit it to be enforced. If this covenant is breached or threatened to be breached, such Schedule C Shareholder expressly consents that, in addition to any other remedy Buyer may have, Buyer shall be entitled to apply for and receive injunctive relief in order to prevent the continuation of any existing breach or the occurrence of any threatened breach.

            SECTION 6.03. Legends. Each Shareholder agrees that (i) the certificates representing the Shares owned by such Shareholder shall bear a legend indicating that such Shares are subject to this Agreement, which legend may be removed upon termination of this Agreement, (ii) any attempted or purported transfer of any Shares in violation of this Agreement shall be null and void and without effect and (iii) the Company shall not be required to enter in its stock or other records, or reflect, recognize or give effect to for any purpose, any transfer of Shares in violation of this Agreement.

            SECTION 6.04. Registration Rights Agreement. At the Closing, the Company and Buyer agree to execute and deliver the Registration Rights Agreement attached as Exhibit A.

            SECTION 6.05. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company and Buyer in accordance with Section 9.02 of the Subscription Agreement and to the Shareholders at their respective addresses set forth on the signature pages hereto (or at such other address for a party as shall be specified by like notice).

            SECTION 6.06. Interpretation. (a) When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section of this Agreement or a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

            (b) For purposes of this Agreement, the term "ESOP" includes any plan, entity or other Person who succeeds the ESOP as holder of the Common Stock held by the ESOP.

            SECTION 6.07. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

            SECTION 6.08. Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement, other than as provided in Sections 3.01(b), 5.01(a), 5.04(b), 6.12 and 6.14, is not intended to confer upon any Person other than the parties any rights or remedies.

            SECTION 6.09. Amendment. This Agreement (including the Exhibits and Schedules hereto) may not be amended except by an instrument in writing signed on behalf of the Company, Buyer and any Shareholder whose rights or obligations hereunder are adversely affected by such amendment; provided that as to the rights or obligations of any Shareholder, this Agreement may be amended by such Shareholder, the Company and Buyer.

            SECTION 6.10. Extension; Waiver. At any time, any party may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to Section 6.09, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

            SECTION 6.11. GOVERNING LAW; ARBITRATION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE. ANY CONTROVERSY, DISPUTE, OR CLAIM OF WHATEVER NATURE ARISING OUT OF, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT, INCLUDING THE EXISTENCE, VALIDITY, INTERPRETATION OR BREACH THEREOF AND ANY CLAIM BASED ON CONTRACT, TORT OR STATUTE, SHALL BE RESOLVED AT THE REQUEST OF ANY PARTY, BY FINAL AND BINDING ARBITRATION CONDUCTED IN WASHINGTON, D.C. PURSUANT TO THE FEDERAL ARBITRATION ACT AND IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ARBITRATION HEREUNDER SHALL BE CONDUCTED BY A SINGLE ARBITRATOR SELECTED JOINTLY BY BUYER AND ROBERT R. ONSTEAD, ON BEHALF OF THE SHAREHOLDERS (PROVIDED THAT IF HE SHALL CEASE TO HAVE THE CAPACITY TO SERVE AS A DIRECTOR, THEN THE COMPANY SHALL JOINTLY SELECT THE ARBITRATOR WITH BUYER). IF WITHIN 30 DAYS AFTER A DEMAND FOR ARBITRATION IS MADE, BUYER AND ROBERT R. ONSTEAD OR THE COMPANY, AS THE CASE MAY BE, ARE UNABLE TO AGREE ON A SINGLE ARBITRATOR, THREE ARBITRATORS SHALL BE APPOINTED. BUYER AND ROBERT R. ONSTEAD OR THE COMPANY, AS THE CASE MAY BE, SHALL EACH SELECT ONE ARBITRATOR AND THOSE TWO ARBITRATORS SHALL THEN SELECT WITHIN 30 DAYS A THIRD NEUTRAL ARBITRATOR. IF THE ARBITRATORS SO SELECTED CANNOT AGREE ON THE THIRD ARBITRATOR, THE SELECTION SHALL BE IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF AAA. THE PARTIES AGREE TO SHARE EQUALLY THE FEES AND EXPENSES OF THE ARBITRATOR(S) HEREUNDER. ANY DISCOVERY IN CONNECTION WITH ARBITRATION HEREUNDER SHALL BE LIMITED TO INFORMATION DIRECTLY RELEVANT TO THE CONTROVERSY OR CLAIM IN ARBITRATION. JUDGMENT UPON ANY ARBITRATION AWARD RENDERED MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. AN ARBITRATION AWARD HEREUNDER CANNOT INCLUDE PUNITIVE DAMAGES. EACH PARTY HERETO UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

            SECTION 6.12.     Assignment.  Neither this Agreement nor
any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other party, provided, that Buyer may assign, in whole or in part, any of its rights and obligations hereunder and under the Registration Rights Agreement to one or more of its Affiliates or to any Person to whom Buyer transfers shares in a transaction that would qualify as a Drag-Along Sale pursuant to Section 5.03, but only if, in each case, such assignee shall have agreed in writing to be bound by the terms hereof as if it were "Buyer" hereunder. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

            SECTION 6.13. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

            SECTION 6.14. Indemnity. Whether or not any of the Transactions are consummated, the Company agrees to indemnify and hold harmless Buyer and each other KKR Holder, and all current and future directors, officers, employees, general and limited partners, members, Affiliates (including KKR) and assignees of Buyer, of each other KKR Holder and of any of the foregoing (each, an "Indemnified Party") from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any Indemnified Party in any manner relating to or arising out of (a) any Indemnified Party's purchase and/or ownership of any shares of Common Stock, the Option or any other securities of the Company, (b) the operations of the Company or any current or future Subsidiary, (c) any of the Transactions,
(d) any litigation to which any Indemnified Party is made a party in its capacity as a shareholder or owner of securities (or a current or future director, officer, employee, limited or general partner, Affiliate or assignee of a shareholder or owner of securities) of the Company or (e) any litigation to which any Indemnified Party is made a party relating to or arising out of any transaction between any Indemnified Party, on the one hand, or the Company or any current or future Subsidiary, on the other hand.

            SECTION 6.15. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and the Shareholders covenant, agree and acknowledge that, no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the Transactions shall be had against any current or future director, officer, employee, general or limited partner, member, Affiliate (including KKR) or assignee of Buyer or any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of Buyer or any current or future member of Buyer or any current or future director, officer, employee, general or limited partner, member, Affiliate (including KKR) or assignee of any of the foregoing, as such for any obligation of Buyer under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the Transactions or for any claim based on, in respect of or by reason of such obligations or their creation.

            IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement or caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       RANDALL'S FOOD MARKETS, INC.

                                       By:   /s/ R. Randall Onstead, Jr.
                                             ----------------------------------
                                             Name:  R. Randall Onstead, Jr.
                                             Title: President and CEO


                                       RFM ACQUISITION LLC

                                       By:   /s/ Paul E. Raether
                                             ----------------------------------
                                             Name:  Paul E. Raether
                                             Title: Chief Executive Officer


                                       SHAREHOLDERS:

                                       RKO MANAGEMENT LTD.

                                       By:   /s/ Robert R. Onstead
                                             ----------------------------------
                                             Name:  Robert R. Onstead
                                             Title: General Partner


                                       By:   /s/ R. Randall Onstead, Jr.
                                             ----------------------------------
                                             Name:  R. Randall Onstead, Jr.
                                             Title: General Partner


                                       /s/ Robert R. Onstead
                                           ------------------------------------
                                           ROBERT R. ONSTEAD

                                       ONSTEAD FOUNDATION

                                       By:   /s/ Robert R. Onstead
                                             ----------------------------------
                                                 Robert R. Onstead, Trustee


                                       By:   /s/ Ann Onstead Hill
                                             ----------------------------------
                                                 Ann Onstead Hill, Trustee


                                       By:   /s/ R. Randall Onstead, Jr.
                                             ----------------------------------
                                                 R. Randall Onstead, Jr.,
                                                 Trustee


                                       By:   /s/ Mary Onstead
                                             ----------------------------------
                                                 Mary Onstead, Trustee


                                       By:   /s/ Charles Martin Onstead
                                             ----------------------------------
                                                 Charles Martin Onstead,
                                                 Trustee


                                       ONSTEAD CHARITABLE REMAINDER UNITRUST

                                       By:   ABILENE CHRISTIAN UNIVERSITY,
                                             TRUSTEE

                                             By: /s/ Jack W. Rich
                                             ----------------------------------
                                                 Name:  Jack W. Rich
                                                 Title: Executive Vice President


                                       ONSTEAD FAMILY TRUST FOR
                                       R. RANDALL ONSTEAD, JR.

                                       By:   /s/ Lew W. Harpold
                                             ----------------------------------
                                                 Lew W. Harpold, Trustee

                                       ONSTEAD FAMILY TRUST FOR
                                       ANN ONSTEAD HILL

                                       By:   /s/ Lew W. Harpold
                                             ----------------------------------
                                                 Lew W. Harpold, Trustee


                                       ONSTEAD FAMILY TRUST FOR
                                       MARY ONSTEAD

                                       By:   /s/ Lew W. Harpold
                                             ----------------------------------
                                                 Lew W. Harpold, Trustee


                                       ONSTEAD FAMILY TRUST FOR
                                       CHARLIE ONSTEAD

                                       By:   /s/ Lew W. Harpold
                                             ----------------------------------
                                                 Lew W. Harpold, Trustee


                                       /s/ Ann Onstead Hill
                                       ----------------------------------------
                                           ANN ONSTEAD HILL


                                       /s/ R. Randall Onstead, Jr.
                                       ----------------------------------------
                                           R. RANDALL ONSTEAD, JR.


                                       /s/ Mary Onstead
                                       ----------------------------------------
                                           MARY ONSTEAD


                                       /s/ Charles Martin Onstead
                                       ----------------------------------------
                                           CHARLES MARTIN ONSTEAD


                                       R. C. BARCLAY FAMILY TRUST

                                       By:   /s/ Lew W. Harpold
                                           ------------------------------------
                                                 LEW W. HARPOLD, TRUSTEE

                                       RANDALL C. BARCLAY ESTATE

                                       By:   /s/ Ronnie W. Barclay
                                             ----------------------------------
                                                 Ronnie W. Barclay,
                                                 Co-Executor


                                       By:   /s/ Dian Hutchison
                                             ----------------------------------
                                                 Dian Hutchison,
                                                 Co-Executor


                                       /s/ Ronnie W. Barclay
                                       ----------------------------------------
                                           RONNIE W. BARCLAY


                                       /s/ Dian Hutchison
                                       ----------------------------------------
                                           DIAN HUTCHISON


                                       /s/ John N. Frewin
                                       ----------------------------------------
                                           JOHN N. FREWIN


                                       NORMAN N. FREWIN, SR. ESTATE

                                       By:   /s/ John N. Frewin
                                             ----------------------------------
                                                 John N. Frewin, Executor


                                       By:   /s/ Rosemary Frewin Gambino
                                             ----------------------------------
                                                 Rosemary Frewin Gambino,
                                                 Executor


                                       /s/ Joan Dowdall
                                       ----------------------------------------
                                           JOAN DOWDALL


                                       /s/ Norman P. Frewin
                                       ----------------------------------------
                                           NORMAN P. FREWIN

                                       /s/ Rosemary Frewin Gambino
                                       ----------------------------------------
                                           ROSEMARY FREWIN GAMBINO


                                       /s/ Bobby L. Gowens
                                       ----------------------------------------
                                           BOBBY L. GOWENS


                                       /s/ Tom Arledge
                                       ----------------------------------------
                                           TOM ARLEDGE


                                       /s/ Mike M. Calbert
                                       ----------------------------------------
                                           MIKE M. CALBERT


                                       /s/ Lee Straus
                                       ----------------------------------------
                                           LEE STRAUS


                                       /s/ Terry Poyner
                                       ----------------------------------------
                                           TERRY POYNER


                                       /s/ Mark Prestidge
                                       ----------------------------------------
                                           MARK PRESTIDGE


                                       /s/ Joe Rollins
                                       ----------------------------------------
                                           JOE ROLLINS

                                   SCHEDULE A

                                                             Number of
Schedule A Shareholder                                    Committed Shares
----------------------                                    ----------------

RKO Management Ltd.                                           7,536,848

Robert R. Onstead                                               418,656

Onstead Foundation                                              125,000

Onstead Charitable Remainder Unitrust                           312,500

Lew W. Harpold, Trustee
Onstead Family Trust for
Ann Onstead Hill                                                106,265

Lew W. Harpold, Trustee
Onstead Family Trust for
Mary Onstead                                                    106,265

Lew W. Harpold, Trustee
Onstead Family Trust for
Charlie Onstead                                                 106,265

Ann Onstead Hill                                                217,380

Mary Onstead                                                    223,948

Charles Martin Onstead                                          269,257

Lew W. Harpold, Trustee
R.C. Barclay Family Trust                                       219,047

Randall C. Barclay Estate                                     1,506,390

Dian Hutchison                                                  367,811

John N. Frewin                                                  146,819

Norman N. Frewin, Sr. Estate                                     48,009

Joan Dowdall                                                     48,712

Norman P. Frewin                                                182,140

Rosemary Frewin Gambino                                         141,966

                                   SCHEDULE B

 Name and Address of                                   Number of Shares of
Schedule B Shareholder                                  Common Stock Owned
----------------------                                  ------------------

RKO Management Ltd.                                           7,536,848
c/o Robert R. Onstead
Randall's Food Markets, Inc.
3663 Briarpark Dr.
Houston, TX  77042

c/o R. Randall Onstead, Jr.
Randall's Food Markets, Inc.
3663 Briarpark Dr.
Houston, TX  77042

Robert R. Onstead                                               418,656
Randall's Food Markets, Inc.
3663 Briarpark Dr.
Houston, TX  77042

Onstead Foundation                                              125,000
c/o Robert R. Onstead, Trustee
Randall's Food Markets, Inc.
3663 Briarpark Dr.
Houston, TX  77042

c/o Ann Onstead Hill, Trustee
1407 Old Elm Trail
Sugar Land, TX  77477

c/o R. Randall Onstead, Jr., Trustee
Randall's Food Markets, Inc.

3663 Briarpark Dr.
Houston, TX  77042

c/o Mary Onstead, Trustee
6231 Ellsworth Avenue
Dallas, TX  75214-6197

c/o Charles M. Onstead, Trustee,
5927 Mordred
Austin, TX  78739

Onstead Charitable Remainder Unitrust                           312,500
c/o Abilene Christian University, Trustee
111 Hardin Administration Bldg.
ACU Box 29125
Abilene, TX  79699-9125

   Name and Address of                                  Number of Shares of
 Schedule B Shareholder                                 Common Stock Owned
 ----------------------                                 ------------------

Onstead Family Trust for
R. Randall Onstead, Jr.                                         106,265
c/o Lew W. Harpold, Trustee
Looper, Reed, Mark & McGraw
Nine Greenway Plaza, Suite 1717
Houston, TX  77046

Onstead Family Trust for
Ann Onstead Hill                                                106,265
c/o Lew W. Harpold, Trustee
Looper, Reed, Mark & McGraw
Nine Greenway Plaza, Suite 1717
Houston, TX  77046

Onstead Family Trust for
Mary Onstead                                                    106,265
c/o Lew W. Harpold, Trustee
Looper, Reed, Mark & McGraw
Nine Greenway Plaza, Suite 1717
Houston, TX  77046

Onstead Family Trust for
Charlie Onstead                                                 106,265
c/o Lew W. Harpold, Trustee
Looper, Reed, Mark & McGraw
Nine Greenway Plaza, Suite 1717
Houston, TX  77046

Ann Onstead Hill                                                217,380
1407 Old Elm Trail
Sugar Land, TX  77477

R. Randall Onstead, Jr.                                         203,336
315 Alkire Dr.
Sugar Land, TX  77478

Mary Onstead                                                    223,948
6231 Ellsworth Avenue
Dallas, TX  75214-6197

Charles Martin Onstead                                          269,257
5927 Mordred
Austin, TX  78739

R.C. Barclay Family Trust                                       219,047
c/o Lew W. Harpold, Trustee
Looper, Reed, Mark & McGraw
Nine Greenway Plaza, Suite 1717
Houston, TX  77046

   Name and Address of                                 Number of Shares of
 Schedule B Shareholder                                Common Stock Owned
 ----------------------                                ------------------

Randall C. Barclay Estate                                     1,506,390
c/o Ronnie W. Barclay
36 West Rivercrest
Houston, TX  77042

c/o Dian Hutchison
101 Cantergait
San Antonio, TX  78231

Ronnie W. Barclay                                               323,529
36 West Rivercrest
Houston, TX  77042

Dian Hutchison                                                  367,811
101 Cantergait
San Antonio, TX  78231

John N. Frewin                                                  146,819
32402 Watersmeat
Fulshear, TX  77441

Norman N. Frewin, Sr. Estate                                     48,009
c/o John Frewin
32402 Watersmeat
Fulshear, TX  77441

c/o Rosemary Frewin Gambino
P.O. Box 235
Pattison, TX  77466

Joan Dowdall                                                     48,712
3010 Parkridge
Shreveport, LA  71108

Norman P. Frewin                                                182,140
702 Sandpiper St.
Sugar Land, TX  77478

Rosemary Frewin Gambino                                         141,966
P.O. Box 235
Pattison, TX  77466

Bobby L. Gowens                                                 103,358
3711 Panorama
Missouri City, TX  77459

Tom Arledge                                                       4,821
23 Turtle Rock Court
The Woodlands, TX  77381

   Name and Address of                                   Number of Shares of
 Schedule B Shareholder                                  Common Stock Owned
 ----------------------                                  ------------------

Mike M. Calbert                                                  30,728
2103 Tradewinds
Missouri City, TX  77459

Lee Straus                                                        3,857
629 Wellesley
Houston, TX  77024

Terry Poyner                                                      4,098
13114 Finchbrook
Cypress, TX  77429

Mark Prestidge                                                    1,000
4305 McKavett
Plano, TX  75024

Joe Rollins                                                         689
18107 Fern Bluff
Spring, TX  77379

                                   SCHEDULE C

Schedule C Shareholder
----------------------

Robert R. Onstead
Ann Onstead Hill
R. Randall Onstead, Jr.
Mary Onstead
Charles Martin Onstead
Tom Arledge
Mike M. Calbert
Lee Straus
Terry Poyner
Mark Prestidge
Joe Rollins

                                  Schedule D
                                Pledged Shares


     Shareholder                 Class of Shares          # of shares                    Lender
-------------------------       --------------------      ---------------         ----------------------
Mike Calbert                     Common                      15,544.0             Randall's Food Markets


Randall C. Barclay Estate        Common                     123,967.0             Randall's Food & Drugs


Norman N. Frewin Estate          Common                      48,009.0             Randall's Food & Drugs
                                 Class A Preferred              168.5             Randall's Food & Drugs


Rosemary Frewin Gambino          Common                      17,577.0             Texas Commerce Bank


Ann Onstead Hill                 Common                      21,000.0             Wells Fargo


Dian Hutchison                   Common                      45,671.0             Texas Commerce Bank


Charles Onstead                  Common                      16,900.0             Texas Commerce Bank


Mary Onstead                     Common                      28,678.0             Texas Commerce Bank


Randall Onstead                  Common                      27,828.0             Texas Commerce Bank